[LOGO]

                               RCB SMALL CAP FUND

================================================================================

                                  ANNUAL REPORT






















================================================================================
                               For the Year Ended
                                 June 30, 2001

[LOGO]                                                    RCB Small
                                                          Cap Fund

Dear Fellow Shareholders:

After several years of complaining that we "don't get no respect," our results in the small cap arena have been somewhat more satisfying on both an absolute and relative basis. (Returns below are shown before the maximum sales charge of 3.50% and are for periods ending 6-30-01. The Fund's inception date was 9-30-98):

                                     RCB Small   Russell     Russell
                                      Cap Fund     2000    2000 Value   S&P 500
                                      --------     ----    ----------   -------
Year To Date                           20.63%       6.94%     12.78%     -6.68%
One Year Ending 6-30-01                24.34%       0.66%     30.87%    -14.80%
Since Inception (cumulative)          104.57%      46.27%     48.85%     24.56%
Since Inception (annualized)           29.72%      14.84%     15.57%      8.32%

We are reporting these results sitting at our desks and would advise shareholders not to reach for the lampshades, as it should be patently obvious that they will be difficult to repeat in the near future. Naturally, we will take some credit as a number of our intensively-researched companies that were selling for woefully inadequate prices finally had their value realized, either by the collective market or by an acquirer. We have also benefited from a rediscovery of the fact that size is not everything when it comes to investing and there are plenty of opportunities to discover value in a world of 6,000 stocks valued at a market capitalization of under $1.5 billion. This somehow startling information is now "news" and the good part of this is that new money is flowing into the areas in which we operate, which can be nice when we are there first.

With the takeovers of Vicorp Restaurants, Scott Technology, and Gulf Canada Resources this year, cumulatively representing nearly 15% of our portfolio, our "turnover" appears to have risen, but this has been more by happenstance
(happily) than by design. We have waded into some new names: Arbitron, PacifiCare, ViaSat and Pegasus Communications, which we hope to be the future winners in the portfolio, preferably sooner than later.

On the other side of the coin, we are in the process of mopping up an ugly foray into the value we perceived in the telecommunications services area at the end of last year. The idea was that we could acquire attractive assets at 40 cents on the dollar and by buying a small basket of companies we perceived to be survivors, we would stand to make a substantial return.

Suffice it to say that our experience over the past six months in this endeavor has reinforced the old maxim that just because a stock is down 80% does not necessarily mean it is inexpensive and while not mathematically intuitive, on a percentage basis it can do it again (and again and again.) Our estimate of value in this arena has been, in retrospect, ambitious and in the difficult financing environment in which we live, the punishment has been severe. Fortunately, the "mind share" committed to distressed telecommunications was far greater than our portfolio weighting and the disappointment was well absorbed in the results reported above.

Going forward, the problem we believe is that the economic environment continues to worsen despite the best efforts of the Federal Reserve. Please refer to our recent Strategy Letter for more detail on why the Fed's gold dust does not appear to be having the desired effect. This is beginning to translate into what we have called the "giant second half give-up" as the gallant front of corporate spin-meisters has begun to crack and grossly over-ambitious second-half earnings ("Don't worry, the first half will be bad, but we expect to make it up in the second.") projections are crumbling at the altar of reality.

We wouldn't be true to ourselves and our shareholders (of whom the RCB team are the largest) if we did not spend a moment on one of our bigger success stories, American Coin Merchandising. AMCN is the largest owner and operator of coin-operated amusement machines in the country, a factoid that we are sure is common knowledge. Its principal product is Skill-Cranes in which the operator attempts to snatch a stuffed animal with a metal claw. These machines, and others like them, are placed in retail stores and restaurants and will generate $140 million in revenues this year and $28 million in pretax cashflow, which essentially means this is an excellent business if you run it properly. Poor merchandising decisions and a rapid unfocused acquisition program from 1997 though 1999 hurt operating results and the stock suffered tremendously, falling from a high of $23.50 to a low of $2.00 in the summer of 2000. A severe restructuring was undertaken as senior management got the boot, certain field offices were closed, a new merchandising manager was brought in, an original co-founder was hired as CEO, and other basic operating strategies were established to bring the company back to normalized profitability.

An industry associate brought the company to our attention and we began to sniff around. "Sniffing around" in this case, meant sending our intrepid co-manager, Tom Kerr, on company visits to understand management's game plan, route manager ride-alongs, and of course, this due diligence included raiding RCB petty cash to fund extensive game playing at the local Denny's and Wal-Mart. After a thorough financial review, we determined that even a gradual return to historical margins would generate large amounts of free cash flow and earnings potential. The company refinanced their debt and has put up four solid and profitable quarters in a row, and the stock has doubled from our initial cost. We think there is at least another double in it, unless the company is sold in the near-term and we receive a modest discount to that target price, a possibility we would not exclude from the likely category. It is our second largest position in the Fund and RCB owns 9.9% of outstanding common shares.

We think what this illustrates are some key elements of our investment management style: you are often amply compensated for what others perceive as liquidity risk in small companies; it is very possible to make large amounts of money in fairly prosaic businesses and lastly, even in the small cap world, if you deliver solid and consistent fundamentals, there will be plenty of willing buyers for your stock.

Our strategy in managing the RCB Small Cap Fund, as you can probably surmise since we close most of our shareholder communications with similar sentiments, is unchanged. We expect to continue to find an eclectic group of smaller companies that are significantly mispriced in the public marketplace and through patience and hopefully the identification of a value-producing catalyst, produce solid returns for the long run well in excess of reasonable alternatives. As always, please do not hesitate to call or email us with any questions about your Fund and our strategy.

Sincerely,

/s/ Jeffrey Bronchick               /s/ Thomas D. Kerr

Jeffrey Bronchick, CFA              Thomas D. Kerr, CFA
Manager                             Co-manager
jbronchick@rcbinvest.com            tkerr@rcbinvest.com

 * Past performance does not guarantee future results. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares. The Fund's one year and average annual total returns since inception (September 30, 1998) through June 30, 2001, which includes the maximum sales charge of 3.50%, were 19.99% and 28.05%, respectively.

                               RCB Small Cap Fund
           Value of $10,000 vs S&P 500 and Russell 2000 Value Indexes

                           Average Annual Total Return
                            Period Ended June 30, 2001
                 1 Year .................................19.99%
                 Since Inception (9/30/98) ..............28.05%

                                                                Russell 2000
                 RCB Small Cap Fund   S&P 500 Index w/inc.   Value Index w/inc.
                 ------------------   --------------------   ------------------
Sep 30, 98              9,653               10,000                 10,000
Dec 98                 12,307               12,134                 10,908
Mar 99                 12,645               12,734                  9,851
Jun 99                 15,376               13,633                 11,482
Sep 99                 14,595               12,781                 10,584
Dec 99                 14,504               14,683                 10,746
Mar 00                 15,961               15,019                 11,157
Jun 00                 15,881               14,619                 11,374
Sep 00                 16,273               14,478                 12,209
Dec 00                 16,370               12,607                 13,199
Mar 01                 17,140               11,112                 13,327
Jun 01                 19,747               11,762                 14,886

Past performance is not predictive of future performance. Performance figures include the maximum applicable sales charges of 3.50%. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and returns include reinvested dividends.

                               RCB Small Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2001
--------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS: 96.8%

Advertising: 3.6%
 10,000        R.H. Donnelley Corp.*                                  $ 320,000
                                                                    -----------
Auto Parts and Equipment: 2.3%
  5,400        Superior Industries International, Inc.                  206,820
                                                                    -----------
Building and Construction: 4.1%
  5,500        Ameron International Corp.                               367,125
                                                                    -----------
Building Materials: 2.4%
  4,500        Rayonier, Inc.                                           209,025
                                                                    -----------
Commercial Services: 5.1%
  5,000        Arbitron Inc.                                            120,500
 11,600        Deluxe Corp.                                             335,240
                                                                    -----------
                                                                        455,740
                                                                    -----------
Communication: 4.1%
 16,000        Pegasus Communications Corp.*                            360,000
                                                                    -----------
Computers - Software: 3.9%
 23,400        Tripos, Inc.*                                            343,980
                                                                    -----------
Consumer Products: 3.9%
 24,000        The Dial Corporation                                     342,000
                                                                    -----------
Electric Products: 6.2%
  5,500        AMETEK, Inc.                                             168,025
  7,000        Littelfuse, Inc.*                                        187,530
 16,000        Ucar International, Inc.*                                191,200
                                                                    -----------
                                                                        546,755
                                                                    -----------
Energy: 2.2%
  5,500        Louis Dreyfus Natural Gas Corp.*                         191,675
                                                                    -----------
Financial Services: 2.0%
  4,500        Triad Guaranty Inc.*                                     180,000
                                                                    -----------
Food Processing: 1.6%
    600        Farmer Bros. Co.                                         139,800
                                                                    -----------
Instruments - Scientific: 1.3%
  3,400        Dionex Corp.*                                            113,050
                                                                    -----------
Insurance: 13.7%
  2,700        Fairfax Financial Holdings Ltd.*                         405,472
  1,600        Markel Corp.*                                            314,400
  3,400        Philadelphia Consolidated Holding Corp. Pfd.*            118,252
  1,000        White Mountains Insurance Group Inc.                     376,250
                                                                    -----------
                                                                      1,214,374
                                                                    -----------
Leisure & Recreation Products: 4.9%
 77,500        American Coin Merchandising, Inc.*                       434,000
                                                                    -----------
Linen Supply: 2.7%
 21,500        Angelica Corp.                                           236,500
                                                                    -----------
Machinery - General: 4.4%
  2,000        Franklin Electric Co., Inc.                              151,800
  7,000        IDEX Corp.                                               238,000
                                                                    -----------
                                                                        389,800
                                                                    -----------
Market Research: 6.5%
 56,000        Information Resources, Inc.*                             579,040
                                                                    -----------
Medical Information Systems: 2.8%
 15,000        PacifiCare Health Systems, Inc.*                         244,500
                                                                    -----------
Metal Processors & Fabrication: 2.4%
 45,000        ROHN Industries, Inc.*                                   213,750
                                                                    -----------
Office Supplies: 1.8%
 25,000        Hunt Corp.                                               162,500
                                                                    -----------
Real Estate: 0.5%
 50,000        Homefed Corp.                                             47,500
                                                                    -----------
Restaurants: 3.6%
 12,000        IHOP Corp.*                                              322,200
                                                                    -----------
Retail: 1.5%
 14,500        Whitehall Jewellers, Inc.*                               132,820
                                                                    -----------
Technology: 2.9%
 28,000        Gartner Group, Inc. - Class B*                           257,600
                                                                    -----------
Television: 3.2%
 11,000        SBS Broadcasting SA*                                     283,250
                                                                    -----------

See accompanying Notes to Financial Statements.

                               RCB Small Cap Fund

--------------------------------------------------------------------------------
 Shares                                                                 Value
--------------------------------------------------------------------------------
Wireless Equipment: 3.2%
 12,000        ViaSat, Inc.*                                        $   286,560
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $6,319,557)                                                  8,580,364
                                                                    -----------

Principal
 Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 4.8%

$426,000       Firstar Bank Repurchase Agreement, 3.15%,
               dated 6/29/2001, due 7/2/2001, (collateralized
               by $434,519 FHLMC, 6.0%, due 3/1/2025)
               (proceeds $426,112) (cost $426,000)                      426,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,745,557+): 101.6%                                          9,006,364
Liabilities in excess of Other Assets: (1.6)%                          (137,515)
                                                                    -----------
NET ASSETS:100.0%                                                   $ 8,868,849
                                                                    ===========

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was $6,767,302. Gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

     Gross unrealized  appreciation                                 $ 2,380,019
     Gross unrealized depreciation                                     (140,957)
                                                                    -----------
     Net unrealized appreciation                                    $ 2,239,062
                                                                    ===========

See accompanying Notes to Financial Statements.

                               RCB Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $6,745,557) .......     $ 9,006,364
  Cash ........................................................             592
  Receivables: Due from advisor ...............................           5,107
    Dividends and interest ....................................           3,349
    Fund shares sold ..........................................           4,891
    Securities sold ...........................................         132,849
  Prepaid expenses and other assets ...........................           5,525
                                                                    -----------
       Total assets ...........................................       9,158,677
                                                                    -----------
LIABILITIES
  Payables:
    Securities purchased ......................................         248,180
    Distribution to shareholders ..............................           9,589
    Distribution fees .........................................          12,202
    Administration fees .......................................             247
  Accrued expenses ............................................          19,610
                                                                    -----------
       Total liabilities ......................................         289,828
                                                                    -----------
  NET ASSETS...................................................     $ 8,868,849
                                                                    ===========
  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($8,868,849/470,814 shares outstanding; unlimited
    number of shares authorized without par value) ............     $     18.84
                                                                    ===========

  MAXIMUM OFFERING PRICE PER SHARE ($18.84/.9650) .............     $     19.52
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital .............................................     $ 6,629,787
  Accumulated net realized loss on investments ................         (21,745)
  Net unrealized appreciation on investments ..................       2,260,807
                                                                    -----------
       Net assets .............................................     $ 8,868,849
                                                                    ===========

See accompanying Notes to Financial Statements.

                               RCB Small Cap Fund

STATEMENT OF OPERATIONS For the Year Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ...................................................   $    44,757
    Interest ....................................................         3,983
                                                                    -----------
       Total income .............................................        48,740
                                                                    -----------
  Expenses
    Advisory fees ...............................................        51,862
    Administration fees .........................................        30,000
    Fund accounting fees ........................................        17,729
    Distribution fees ...........................................        15,254
    Audit fees ..................................................        14,999
    Transfer agent fees .........................................        13,032
    Legal fees ..................................................        10,520
    Registration fees ...........................................         5,670
    Reports to shareholders .....................................         4,642
    Trustee fees ................................................         3,980
    Miscellaneous ...............................................         2,356
    Custody fees ................................................         2,191
    Insurance expense ...........................................         1,757
                                                                    -----------
       Total expenses ...........................................       173,992
       Less: fees waived and expenses absorbed ..................       (83,081)
                                                                    -----------
       Net expenses .............................................        90,911
                                                                    -----------
          NET INVESTMENT LOSS ...................................       (42,171)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments ..............................        19,042
  Net change in unrealized appreciation on investments ..........     1,576,829
                                                                    -----------
       Net realized and unrealized gain on investments ..........     1,595,871
                                                                    -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $ 1,553,700
                                                                    ===========

See accompanying Notes to Financial Statements.

                               RCB Small Cap Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year Ended       Year Ended
                                                   June 30, 2001   June 30, 2000
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................    $   (42,171)    $   (19,596)
  Net realized gain on investments .............         19,042         141,107
  Net change in unrealized appreciation
    on investments .............................      1,576,829         118,530
                                                    -----------     -----------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS .......................      1,553,700         240,041
                                                    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................       (126,222)       (128,092)
  Tax return of capital ........................       (163,431)             --
                                                    -----------     -----------
       TOTAL DISTRIBUTIONS .....................       (289,653)       (128,092)
                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a) .......      2,411,771       1,925,052
                                                    -----------     -----------
       TOTAL INCREASE IN NET ASSETS ............      3,675,818       2,037,001

NET ASSETS
  Beginning of year ............................      5,193,031       3,156,030
                                                    -----------     -----------
  End of year ..................................    $ 8,868,849     $ 5,193,031
                                                    ===========     ===========

(a)  A summary of capital shares transactions is as follows:

                                       YEAR ENDED               YEAR ENDED
                                     JUNE 30, 2001             JUNE 30, 2000
                                 ---------------------    ---------------------
                                  Shares      Value        Shares      Value
                                 -------   -----------    -------   -----------
Shares sold                      130,892   $ 2,212,552    132,275   $ 1,955,635
Shares issued in reinvestment
  of distributions                15,800       272,488      7,915       113,337
Shares redeemed                   (4,633)      (73,269)    (9,543)     (143,920)
                                 -------   -----------    -------   -----------
Net increase                     142,059   $ 2,411,771    130,647   $ 1,925,052
                                 =======   ===========    =======   ===========

See accompanying Notes to Financial Statements.

                               RCB Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                                              SEPTEMBER 30, 1998*
                                                            YEAR ENDED        YEAR ENDED            THROUGH
                                                           JUNE 30, 2001     JUNE 30, 2000       JUNE 30, 1999
                                                           -------------     -------------       -------------
Net asset value, beginning of period ...................       $15.80            $15.93              $10.00
                                                               ------            ------              ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................................        (0.09)            (0.06)              (0.02)
  Net realized and unrealized gain on investments.......         3.85              0.52                5.95
                                                               ------            ------              ------
Total from investment operations .......................         3.76              0.46                5.93
                                                               ------            ------              ------
LESS DISTRIBUTIONS:
  From net realized gain ...............................        (0.37)            (0.59)                 --
  Tax return of capital ................................        (0.35)               --                  --
                                                               ------            ------              ------
Total distributions ....................................        (0.72)            (0.59)                 --
                                                               ------            ------              ------
Net asset value, end of period .........................       $18.84            $15.80              $15.93
                                                               ======            ======              ======
Total return ...........................................        24.34%             3.28%             59.30%^

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .................       $  8.9            $  5.2              $  3.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed .............         2.85%             3.49%               7.76%+
  After fees waived and expenses absorbed ..............         1.49%             1.49%               1.49%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed .............        (2.05)%           (2.50)%             (6.60)%+
  After fees waived and expenses absorbed ..............        (0.69)%           (0.50)%             (0.33)%+
  Portfolio turnover rate ..............................        42.56%            59.76%             35.70%^

* Commencement of operations.
+ Annualized.
^ Not annualized.

See accompanying Notes to Financial Statements.

                               RCB Small Cap Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The RCB Small Cap Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 30, 1998. The investment objective of the Fund is capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital

                               RCB Small Cap Fund

--------------------------------------------------------------------------------

          Distributions by Investment Companies. For the year ended June 30, 2001, the Fund decreased paid-in capital by $42,171 due to the Fund experiencing a net investment loss during the year. Net realized losses and net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Reed, Conner & Birdwell, LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85%, based upon the average daily net assets of the Fund. For the year ended June 30, 2001, the Fund incurred $51,862 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 1.49%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended June 30, 2001, the Advisor waived fees of $51,862 and absorbed expenses of $31,219. At June 30, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund was $230,315. The Advisor may recapture the above amounts no later than June 30, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund at the following annual rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

                               RCB Small Cap Fund

--------------------------------------------------------------------------------

     For  the  year  ended  June  30,  2001,   the  Fund  incurred   $30,000  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee paid to the Distributor is compensation for the services it provides in connection with the promotion and distribution of the Fund's Shares and related services. For the year ended June 30, 2001, the Fund incurred $15,254 in distribution fees.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities for the year ended June 30, 2001, other than short-term investments, were $4,467,903 and $2,593,681, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the accounts of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                               RCB Small Cap Fund

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  RCB SMALL CAP FUND

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RCB Small Cap Fund, a series of Professionally Managed Portfolios, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCB Small Cap Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JULY 16, 2001

================================================================================

                               INVESTMENT ADVISOR
                          REED, CONNER & BIRDWELL, LLC
                      11111 Santa Monica Blvd., Suite 1700
                              Los Angeles, CA 90025
                                 (310) 478-4005
                            (877) 478-4RCB Toll-free

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Rd., Suite 261-E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 542007
                              Omaha, NE 68154-1952
                                 (800) 282-2340

                                    AUDITORS
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              345 California Street
                             San Francisco, CA 94104

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short- term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.